TIP FUNDS
                            CLOVER EQUITY VALUE FUND
                       SUPPLEMENT DATED FEBRUARY 24, 1998
                    TO THE PROSPECTUS DATED JANUARY 31, 1998

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

     The following Financial Highlights for the Clover Equity Value Fund should replace the Financial Highlights found on page 6 of the prospectus.

FINANCIAL HIGHLIGHTS

     The following information for the fiscal year ended September 30, 1997, with respect to the Clover Equity Value Fund has been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent auditors, whose report dated October 31, 1997, is incorporated by reference in the Statement of Additional Information. On June 25, 1997, the Equity Value Fund acquired all of the assets and liabilities of the Clover Capital Equity Value Portfolio of The Advisors' Inner Circle Fund. The information prior to that date relates to the Clover Capital Equity Value Portfolio. The financial statements of the Clover Capital Equity Value Portfolio of The Advisors' Inner Circle Fund were audited by Arthur Andersen LLP. The following table should be read in conjunction with the Fund's financial statements and the notes thereto. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-224-0312. All references herein to the Equity Value Fund shall be deemed to include the Clover Capital Equity Value Portfolio.

For a Share Outstanding Throughout the Period:

                                                                                                 Clover Equity
                                                                                                   Value Fund
----------------------------------------------------------------------------------------------------------------------------
                                                11/01/96     11/01/95     11/01/94     11/01/93     11/01/92     12/06/91(1)
                                                   to           to           to           to           to           to
                                                 9/30/97     10/31/96     10/31/95     10/31/94     10/31/93      10/31/92
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .........  $ 16.20      $ 15.29      $ 13.74      $ 11.94      $ 10.45        $10.00
----------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
     Net Investment Income ...................     0.18         0.19         0.24         0.08         0.10          0.10
     Realized and Unrealized Gains
       on Securities .........................     3.54         2.15         2.46         2.01         1.54          0.44
----------------------------------------------------------------------------------------------------------------------------
     Total From Investment Operations ........     3.72         2.34         2.70         2.09         1.64          0.54
----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
     Distributions From Net Investment
       Income ................................    (0.18)       (0.22)       (0.22)       (0.08)       (0.10)        (0.09)
     Distributions From Capital Gains ........    (0.75)       (1.21)       (0.93)       (0.21)       (0.05)         0.00
----------------------------------------------------------------------------------------------------------------------------
     Total Distributions .....................    (0.93)       (1.43)       (1,15)       (0.29)       (0.15)        (0.09)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End Of Period ...............  $ 18.99      $ 16.20      $ 15.29      $ 13.74      $ 11.94        $10.45
----------------------------------------------------------------------------------------------------------------------------
Total Return .................................    23.86%+      16.47%       21.25%       17.80%       15.83%         5.94%*
----------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
Net Assets, End Of Period (000)...............  $117,859     $85,050      $51,647      $25,249      $15,070        $9,005
Ratio Of Expenses To Average Net Assets ......     1.10%*       1.10%        1.10%        1.14%        1.18%         1.20%*
Ratios Of Expenses To Average Net Assets
  (Excluding Fee Waiver and Contributions) ...     1.15%*       1.21%        1.20%        1.30%        1.51%         2.09%*
Ratio Of Net Income To Average Net Assets ....     1.18%*       1.32%        1.82%        0.71%        0.89%         1.15%*
Ratio Of Net Income To Average Net Assets
  (Excluding Fee Waiver and Contributions) ...     1.13%*       1.21%        1.72%        0.55%        0.56%         0.26%*
Portfolio Turnover Rate ......................    51.64%       51.36%       84.76%       58.44%       82.51%        31.00%
Average Commission (2) .......................  $0.0551      $0.0577          N/A          N/A          N/A           N/A
============================================================================================================================

(1)  The Clover Capital Equity Value Portfolio commenced operations on
     December 6, 1991.
(2) Average Commission rate paid per share for the security purchases and sales made during the period. Presentation of the rate is only required for fiscal yers beginning after September 1, 1995.
*Annualized.
+Returns are for the period indicated and have not been annualized.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE